(LETTERHEAD OF MGI PROPERTIES)







                    August 26, 1994




VIA EDGAR
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Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Re:      MGI Properties ("Registrant")
     Form 8-K
     Commission File No. 1-6833

Dear Sir/Madam:

Enclosed please find a copy of the Registrant's Form 8-K filed electronically, with a conforming paper format of the Form 8-K to the Securities and Exchange Commission at the Alexandria, Virginia address via UPS Express.

                    Sincerely,


                    /s/  Phillip C. Vitali

                    Phillip C. Vitali
                    Executive Vice President and Treasurer


PCV/jac

Enclosure

             SECURITIES AND EXCHANGE COMMISSION

                   WASHINGTON, D.C.  20549

                      FORM 8-K

                   CURRENT REPORT
              PURSUANT TO SECTION 13 OR 15 (d)
               OF THE SECURITIES EXCHANGE ACT OF 1934





Date of Report (Date of earliest event reported):    August 19, 1994



                  MGI  PROPERTIES
        (Exact name of Registrant as Specified in its Charter)



       MASSACHUSETTS              1-6833             04-6268740
(State or Other Jurisdiction    (Commission        (I.R.S. Employer
     of Incorporation)          File Number)      Identification No.)



             30 Rowes Wharf, Boston, Massachusetts  02110
         (Address of principal executive offices)  (Zip Code)



                (617) 330-5335
        Registrant's telephone number, including area code



                      N/A
      (Former Name or Former Address, if Changed Since Last Report)




         This report consists of 5 consecutively numbered pages.
            The Exhibit Index appears on page 4.

Item 2.  Acquisition or Disposition of Assets

    MGI Properties issued the press release dated August 19, 1994 and filed herein as Exhibit 1 describing the sale, which occurred in the ordinary course of its business, of certain industrial properties it owned in Minneapolis, Minnesota and the recognition during the quarter ending August 31, 1994 of a $2,700,000 gain in connection with that sale.







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





                    SIGNATURES



    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:    August 26, 1994                 MGI  PROPERTIES



                     /s/ Phillip C. Vitali
                     -----------------------------
                     Phillip C. Vitali
                     Executive Vice President and Treasurer
                     (Chief Financial Officer)



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




                   EXHIBIT INDEX



                                       Page
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Exhibit   1  Press Release, dated August 19, 1994, relating to the
         sale of certain industrial properties in
         Minneapolis, Minnesota.                                    5

                                    EXHIBIT 1


MGI Properties



NEWS
RELEASE



FOR IMMEDIATE RELEASE



August 19, 1994



MGI PROPERTIES ("MGI")
REPORTS $2,700,000 GAIN ON
SALE OF INDUSTRIAL BUILDINGS



    BOSTON, MASSACHUSETTS . . . MGI Properties, ("MGI") (NYSE:MGI), announced today it has sold its Minneapolis, Minnesota industrial properties for $14,925,000. MGI acquired the properties in 1987 and for financial reporting purposes will recognize a gain of $2,700,000, or $.24 per share, in the quarter ending August 31, 1994. The purchaser was a national pension advisor. These seven buildings, aggregating 626,000 square feet, secured a $10,240,000 mortgage loan that was assumed by the buyer.

    W. Pearce Coues, Chairman of the Board of Trustees, stated that at the $14,925,000 sale price, the yield on these properties, based on actual 1993 operations, was less than 10%. MGI intends to reinvest the net proceeds from the sale in properties that it believes will provide greater income growth and capital appreciation opportunities. Mr. Coues stated that MGI anticipates reinvesting these funds through a tax deferred exchange.



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For further information contact:
Phillip C. Vitali, Executive Vice President and Treasurer (617) 330-5335




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